EXHIBIT 32.0

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the period ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2006

                                            /S/ STEPHEN E. WESSEL
                                            Stephen E. Wessel
                                            Chief Executive Officer

                                            /S/ J. ANDREW BOWER
                                            J. Andrew Bower
                                            Chief Financial Officer